UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2014

Pandora Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Webster Street, Suite 1650

Oakland, CA 94612

(Address of principal executive offices, including zip code)

(510) 451-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2014, Pandora Media, Inc. (the “Company”) announced that Tom Conrad has resigned as its Chief Technology Officer and Executive Vice President of Product. Mr. Conrad is expected to continue full-time for the next three months and then transition to a part-time role advising the Company’s leadership team. His announced departure is not due to a dispute or disagreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: March 18, 2014	By:	/s/ Delida Costin
Delida Costin
Senior Vice President, General Counsel and Secretary

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